Important Notice
The information included in this financial supplement is unaudited and intended for informational purposes only.

Athene Holding Ltd. (AHL) is a subsidiary of Apollo Global Management, Inc. (AGM).The financial statements and exhibits included in this financial supplement should be read in conjunction with AHL’s reports and other filings with the US Securities and Exchange Commission, including its reports on Form 10-K, Form 10-Q and Form 8-K. This financial supplement does not constitute an offer to sell, or the solicitation of an offer to buy, any security of AHL, and nothing in this financial supplement shall in any way be relied on in connection with investment decisions. Each recipient of the information contained in this financial supplement is responsible for making its own independent assessment of the business, financial condition, prospects, status and affairs of AHL.

AHL adopted the US GAAP accounting standard related to Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI) as of January 1, 2023, which required AHL to apply the new standard retrospectively back to January 1, 2022, the date of AHL’s merger with AGM. The 2022 financial metrics and disclosures in this supplement have been retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Approximately 20% of Athene’s total US GAAP liabilities as of January 1, 2022 were impacted by these changes. Please refer to the discussion of Key Operating and Non-GAAP Measures herein for additional information on items that are excluded from AHL’s non-GAAP measure of spread related earnings, which was retrospectively adjusted in accordance with the requirements of the adoption guidance of LDTI. Please see Notes 1, 2, 8 and 9 to the condensed consolidated financial statements included in AHL’s Form 10-Q for the quarter ended March 31, 2023 as well as the 2022 Financial Supplement LDTI Recast published on May 5, 2023 for more information on LDTI.

AHL undertakes no obligation to update or correct the information in this financial supplement. AHL makes no representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of any of the information contained in this financial supplement. AHL does not accept any liability whatsoever for any direct, indirect or consequential losses (in contract, tort or otherwise) arising from the use of this financial supplement or its contents or any reliance on the information contained herein.

This financial supplement includes certain non-GAAP measures, including net investment earnings, cost of funds, other operating expenses, spread related earnings, net investment spread, net spread, adjusted debt-to-capital ratio, net invested assets and net reserve liabilities. Management believes the use of these non-GAAP measures (which are defined and discussed in greater detail and reconciled elsewhere in this financial supplement), together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of AHL’s results of operations and the underlying profitability drivers of AHL’s business. These measures should be considered supplementary to AHL’s results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

Financial Highlights Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	2022	2023	Y/Y
SELECTED INCOME STATEMENT DATA
GAAP
Net income (loss) available to AHL common shareholder	$(1,050)	$(1,740)	$(622)	$361	$721	100%	NM	$(1,050)	$721	NM
Return on assets (ROA)	(1.72)%	(2.92)%	(1.07)%	0.60%	1.15%	55bps	NM	(1.72)%	1.15%	NM

NON-GAAP
Spread related earnings	$674	$455	$640	$697	$687	(1)%	2%	$674	$687	2%
Net spread	1.49%	0.97%	1.33%	1.42%	1.36%	(6)bps	(13)bps	1.49%	1.36%	(13)bps
Net investment spread	1.87%	1.34%	1.73%	1.85%	1.83%	(2)bps	(4)bps	1.87%	1.83%	(4)bps
Spread related earnings - normalized[1]	$523	$574	$680	$746	$810	9%	55%	$523	$810	55%
Net spread - normalized[1]	1.16%	1.23%	1.41%	1.52%	1.61%	9bps	45bps	1.16%	1.61%	45bps
Net investment spread - normalized[1]	1.54%	1.60%	1.81%	1.95%	2.08%	13bps	54bps	1.54%	2.08%	54bps

SELECTED BALANCE SHEET DATA
GAAP
Total assets	$244,673	$232,420	$234,554	$243,931	$257,654	6%	5%	$244,673	$257,654	5%
Goodwill	4,150	4,155	4,062	4,058	4,061	—%	(2)%	4,150	4,061	(2)%
Total liabilities	227,380	222,662	227,917	233,382	244,604	5%	8%	227,380	244,604	8%
Debt	3,287	3,279	3,271	3,658	3,650	—%	11%	3,287	3,650	11%
Total AHL shareholders' equity	13,973	8,697	5,133	7,158	8,698	22%	(38)%	13,973	8,698	(38)%
Debt-to-capital ratio	19.0%	27.4%	38.9%	33.8%	29.6%	NM	NM	19.0%	29.6%	NM

NON-GAAP
Gross invested assets	$221,720	$229,545	$236,720	$238,310	$247,673	4%	12%	$221,720	$247,673	12%
Invested assets – ACRA noncontrolling interests	(37,449)	(40,240)	(41,563)	(41,859)	(40,924)	(2)%	9%	(37,449)	(40,924)	9%
Net invested assets	184,271	189,305	195,157	196,451	206,749	5%	12%	184,271	206,749	12%
Net reserve liabilities	169,750	170,703	173,539	175,970	184,891	5%	9%	169,750	184,891	9%
Notional debt	3,000	3,000	3,000	3,400	3,400	—%	13%	3,000	3,400	13%
Adjusted AHL common shareholder’s equity	15,524	15,589	16,428	16,653	16,505	(1)%	6%	15,524	16,505	6%
Adjusted debt-to-capital ratio	14.2%	14.1%	13.6%	14.7%	14.7%	0bps	50bps	14.2%	14.7%	50bps

INFLOWS DATA
Gross organic inflows	$11,556	$12,049	$12,955	$11,290	$11,927	6%	3%	$11,556	$11,927	3%
Gross inorganic inflows	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	$11,556	$12,049	$12,955	$11,290	$11,927	6%	3%	$11,556	$11,927	3%

Note: “NM” represents changes that are not meaningful. Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion of non-GAAP metrics. 1 Spread related earnings – normalized, net spread - normalized and net investment spread - normalized reflect adjustments to exclude notable items and normalize alternative income to an 11% long-term return. See further discussion over this non-GAAP metric in the Notes to the Financial Supplement section.

Condensed Consolidated Statements of Income (Loss) (GAAP view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	2022	2023	Y/Y
REVENUES
Premiums	$2,110	$5,614	$3,045	$869	$96	(89)%	(95)%	$2,110	$96	(95)%
Product charges	166	175	184	193	198	3%	19%	166	198	19%
Net investment income	1,683	1,726	1,843	2,319	2,407	4%	43%	1,683	2,407	43%
Investment related gains (losses)	(4,212)	(5,751)	(2,848)	105	1,065	NM	NM	(4,212)	1,065	NM
Other revenues	(3)	(9)	(26)	10	13	30%	NM	(3)	13	NM
Revenues of consolidated variable interest entities
Net investment income	17	30	33	31	80	158%	NM	17	80	NM
Investment related gains (losses)	(42)	22	79	260	201	(23)%	NM	(42)	201	NM
Total revenues	(281)	1,807	2,310	3,787	4,060	7%	NM	(281)	4,060	NM

BENEFITS AND EXPENSES
Interest sensitive contract benefits	(99)	(653)	171	1,119	1,289	15%	NM	(99)	1,289	NM
Future policy and other policy benefits	2,184	5,776	3,270	1,235	466	(62)%	(79)%	2,184	466	(79)%
Market risk benefits remeasurement (gains) losses	(622)	(609)	(458)	32	346	NM	NM	(622)	346	NM
Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired	98	108	112	126	138	10%	41%	98	138	41%
Policy and other operating expenses	338	357	388	412	435	6%	29%	338	435	29%
Total benefits and expenses	1,899	4,979	3,483	2,924	2,674	(9)%	41%	1,899	2,674	41%
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	1,386	61%	NM	(2,180)	1,386	NM
Income tax expense (benefit)	(284)	(378)	(121)	137	163	19%	NM	(284)	163	NM
Net income (loss)	(1,896)	(2,794)	(1,052)	726	1,223	68%	NM	(1,896)	1,223	NM
Less: Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	455	38%	NM	(881)	455	NM
Net income (loss) attributable to Athene Holding Ltd. shareholders	(1,015)	(1,705)	(587)	397	768	93%	NM	(1,015)	768	NM
Less: Preferred stock dividends	35	35	35	36	47	31%	34%	35	47	34%
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$721	100%	NM	$(1,050)	$721	NM

Spread Related Earnings (Management view) Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	2022	2023	Y/Y
SPREAD RELATED EARNINGS
Fixed income and other investment income	$1,207	$1,302	$1,471	$1,727	$1,958	13%	62%	$1,207	$1,958	62%
Alternative investment income	448	186	250	322	185	(43)%	(59)%	448	185	(59)%
Net investment earnings	1,655	1,488	1,721	2,049	2,143	5%	29%	1,655	2,143	29%
Strategic capital management fees	12	13	14	14	14	—%	17%	12	14	17%
Cost of funds	(822)	(873)	(902)	(1,158)	(1,235)	7%	50%	(822)	(1,235)	50%
Net investment spread	845	628	833	905	922	2%	9%	845	922	9%
Other operating expenses	(109)	(109)	(120)	(128)	(126)	(2)%	16%	(109)	(126)	16%
Interest and other financing costs	(62)	(64)	(73)	(80)	(109)	36%	76%	(62)	(109)	76%
Spread related earnings	$674	$455	$640	$697	$687	(1)%	2%	$674	$687	2%

Fixed income and other investment income	2.83%	2.97%	3.27%	3.76%	4.13%	37bps	130bps	2.83%	4.13%	130bps
Alternative investment income	16.61%	6.38%	8.26%	10.55%	6.12%	NM	NM	16.61%	6.12%	NM
Net investment earnings	3.65%	3.19%	3.58%	4.19%	4.25%	6bps	60bps	3.65%	4.25%	60bps
Strategic capital management fees	0.03%	0.03%	0.03%	0.03%	0.03%	0bps	0bps	0.03%	0.03%	0bps
Cost of funds	(1.81)%	(1.88)%	(1.88)%	(2.37)%	(2.45)%	8bps	64bps	(1.81)%	(2.45)%	64bps
Net investment spread	1.87%	1.34%	1.73%	1.85%	1.83%	(2)bps	(4)bps	1.87%	1.83%	(4)bps
Other operating expenses	(0.24)%	(0.23)%	(0.25)%	(0.26)%	(0.25)%	(1)bp	1bp	(0.24)%	(0.25)%	1bp
Interest and other financing costs	(0.14)%	(0.14)%	(0.15)%	(0.17)%	(0.22)%	5bps	8bps	(0.14)%	(0.22)%	8bps
Spread related earnings	1.49%	0.97%	1.33%	1.42%	1.36%	(6)bps	(13)bps	1.49%	1.36%	(13)bps

Average net invested assets - fixed income	$170,616	$175,115	$180,143	$183,597	$189,509	3%	11%	$170,616	$189,509	11%
Average net invested assets - alternatives	10,782	11,673	12,088	12,207	12,091	(1)%	12%	10,782	12,091	12%
Average net invested assets	$181,398	$186,788	$192,231	$195,804	$201,600	3%	11%	$181,398	$201,600	11%

Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on spread related earnings.

Reconciliation of Earnings Measures Unaudited (in millions, except percentages)

	Quarterly Trends					Δ		Year-to-Date		Δ
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	2022	2023	Y/Y
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO ATHENE HOLDING LTD. COMMON SHAREHOLDER TO SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$721	100%	NM	$(1,050)	$721	NM
Preferred stock dividends	35	35	35	36	47	31%	34%	35	47	34%
Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	455	38%	NM	(881)	455	NM
Net income (loss)	(1,896)	(2,794)	(1,052)	726	1,223	68%	NM	(1,896)	1,223	NM
Income tax expense (benefit)	(284)	(378)	(121)	137	163	19%	NM	(284)	163	NM
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	1,386	61%	NM	(2,180)	1,386	NM
Realized losses on sale of AFS securities	(64)	(39)	(41)	(32)	(59)	(84)%	8%	(64)	(59)	8%
Unrealized, allowances and other investment gains (losses)	(879)	(1,195)	(671)	(442)	92	NM	NM	(879)	92	NM
Change in fair value of reinsurance assets	(1,657)	(1,612)	(1,146)	331	357	8%	NM	(1,657)	357	NM
Offsets to investment gains (losses)	(3)	5	5	6	7	17%	NM	(3)	7	NM
Investment gains (losses), net of offsets	(2,603)	(2,841)	(1,853)	(137)	397	NM	NM	(2,603)	397	NM
Change in fair values of derivatives and embedded derivatives - FIAs	(37)	(367)	90	(24)	143	NM	NM	(37)	143	NM
Non-operating change in funding agreements	—	—	(80)	(26)	(6)	77%	NM	—	(6)	NM
Change in fair value of market risk benefits	688	665	511	30	(271)	NM	NM	688	(271)	NM
Non-operating change in liability for future policy benefits	(2)	(8)	(3)	(4)	(1)	75%	50%	(2)	(1)	50%
Non-operating change in insurance liabilities and related derivatives	649	290	518	(24)	(135)	NM	NM	649	(135)	NM
Integration, restructuring and other non-operating expenses	(34)	(33)	(37)	(29)	(29)	—%	(15)%	(34)	(29)	(15)%
Stock compensation expense	(12)	(13)	(15)	(16)	(16)	—%	33%	(12)	(16)	33%
Preferred stock dividends	35	35	35	36	47	31%	34%	35	47	34%
Noncontrolling interests - pre-tax income (loss) and VIE adjustments	(889)	(1,065)	(461)	336	435	29%	NM	(889)	435	NM
Less: Total adjustments to income (loss) before income taxes	(2,854)	(3,627)	(1,813)	166	699	NM	NM	(2,854)	699	NM
Spread related earnings	$674	$455	$640	$697	$687	(1)%	2%	$674	$687	2%

Note: Please refer to Notes to the Financial Supplement section for discussion on spread related earnings.

Net Flows & Outflows Attributable to Athene by Type Unaudited (in millions, except percentages)

	Quarterly Trends									Δ		LTM		Δ
	1Q’21	2Q’21	3Q’21	4Q’21	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	1Q’22	1Q’23	Y/Y
NET FLOWS
Retail	$1,757	$1,749	$2,372	$2,903	$2,865	$3,748	$6,132	$7,662	$8,578	12%	199%	$9,889	$26,120	164%
Flow reinsurance	299	279	635	1,351	1,001	1,038	2,291	1,856	1,793	(3)%	79%	3,266	6,978	114%
Funding agreements[1]	3,226	4,074	2,337	2,215	5,696	1,755	1,588	1,000	1,500	50%	(74)%	14,322	5,843	(59)%
Pension group annuities	2,893	1,474	6,593	2,877	1,994	5,508	2,944	772	56	(93)%	(97)%	12,938	9,280	(28)%
Gross organic inflows	8,175	7,576	11,937	9,346	11,556	12,049	12,955	11,290	11,927	6%	3%	40,415	48,221	19%
Gross inorganic inflows[2]	—	—	—	—	—	—	—	—	—	NM	NM	—	—	NM
Total gross inflows	8,175	7,576	11,937	9,346	11,556	12,049	12,955	11,290	11,927	6%	3%	40,415	48,221	19%
Gross outflows[3]	(4,122)	(4,635)	(4,433)	(4,344)	(4,883)	(4,925)	(7,000)	(11,064)	(6,879)	(38)%	41%	(18,295)	(29,868)	63%
Net flows	$4,053	$2,941	$7,504	$5,002	$6,673	$7,124	$5,955	$226	$5,048	NM	(24)%	$22,120	$18,353	(17)%

Inflows attributable to Athene	$6,705	$5,895	$7,180	$7,015	$9,333	$8,889	$11,000	$10,022	$11,896	19%	27%	$29,423	$41,807	42%
Inflows attributable to ADIP[4]	1,470	1,681	4,757	2,331	2,223	3,160	1,955	1,268	31	(98)%	(99)%	10,992	6,414	(42)%
Total gross inflows	$8,175	$7,576	$11,937	$9,346	$11,556	$12,049	$12,955	$11,290	$11,927	6%	3%	$40,415	$48,221	19%

Outflows attributable to Athene	$(3,481)	$(3,941)	$(3,746)	$(3,593)	$(4,072)	$(4,062)	$(5,803)	$(9,787)	$(5,531)	(43)%	36%	$(15,352)	$(25,183)	64%
Outflows attributable to ADIP[4]	(641)	(694)	(687)	(751)	(811)	(863)	(1,197)	(1,277)	(1,348)	6%	66%	(2,943)	(4,685)	59%
Total gross outflows[3]	$(4,122)	$(4,635)	$(4,433)	$(4,344)	$(4,883)	$(4,925)	$(7,000)	$(11,064)	$(6,879)	(38)%	41%	$(18,295)	$(29,868)	63%

OUTFLOWS ATTRIBUTABLE TO ATHENE BY TYPE[5]
Maturity-driven, contractual-based outflows[6]	$(323)	$(479)	$(579)	$(796)	$(1,384)	$(1,305)	$(2,834)	$(1,472)	$(1,717)	17%	24%	$(3,238)	$(7,328)	126%
Policyholder-driven outflows[7]	(3,158)	(3,462)	(3,167)	(2,797)	(2,688)	(2,757)	(2,969)	(3,453)	(3,814)	10%	42%	(12,114)	(12,993)	7%
Income oriented withdrawals (planned)[8]	(1,506)	(1,451)	(1,363)	(1,585)	(1,529)	(1,413)	(1,516)	(1,813)	(1,766)	(3)%	16%	(5,928)	(6,508)	10%
From policies out-of-surrender-charge (planned)[9]	(1,179)	(1,577)	(1,374)	(867)	(865)	(1,075)	(1,131)	(1,188)	(1,480)	25%	71%	(4,683)	(4,874)	4%
From policies in-surrender-charge (unplanned)[10]	(473)	(434)	(430)	(345)	(294)	(269)	(322)	(452)	(568)	26%	93%	(1,503)	(1,611)	7%
Core outflows	(3,481)	(3,941)	(3,746)	(3,593)	(4,072)	(4,062)	(5,803)	(4,925)	(5,531)	12%	36%	(15,352)	(20,321)	32%
Strategic reinsurance transaction	—	—	—	—	—	—	—	(4,862)	—	NM	NM	—	(4,862)	NM
Outflows attributable to Athene	$(3,481)	$(3,941)	$(3,746)	$(3,593)	$(4,072)	$(4,062)	$(5,803)	$(9,787)	$(5,531)	(43)%	36%	$(15,352)	$(25,183)	64%

Annualized rate[11]
Maturity-driven, contractual-based outflows[6]	(0.9)%	(1.3)%	(1.4)%	(1.9)%	(3.1)%	(2.8)%	(5.9)%	(3.0)%	(3.4)%	40bps	30bps	(1.9)%	(3.8)%	190bps
Policyholder-driven outflows[7]	(8.3)%	(8.8)%	(7.9)%	(6.6)%	(5.9)%	(5.9)%	(6.2)%	(7.1)%	(7.6)%	50bps	170bps	(7.1)%	(6.7)%	(40)bps
Income oriented withdrawals (planned)[8]	(4.0)%	(3.7)%	(3.4)%	(3.8)%	(3.4)%	(3.0)%	(3.2)%	(3.7)%	(3.5)%	(20)bps	10bps	(3.5)%	(3.4)%	(10)bps
From policies out-of-surrender-charge (planned)[9]	(3.1)%	(4.0)%	(3.4)%	(2.0)%	(1.9)%	(2.3)%	(2.3)%	(2.5)%	(3.0)%	50bps	110bps	(2.7)%	(2.5)%	(20)bps
From policies in-surrender-charge (unplanned)[10]	(1.2)%	(1.1)%	(1.1)%	(0.8)%	(0.6)%	(0.6)%	(0.7)%	(0.9)%	(1.1)%	20bps	50bps	(0.9)%	(0.8)%	(10)bps
Core outflows	(9.2)%	(10.1)%	(9.3)%	(8.5)%	(9.0)%	(8.7)%	(12.1)%	(10.1)%	(11.0)%	90bps	200bps	(9.0)%	(10.5)%	150bps
Strategic reinsurance transaction	—%	—%	—%	—%	—%	—%	—%	(9.9)%	—%	NM	NM	—%	(2.5)%	NM
Outflows attributable to Athene	(9.2)%	(10.1)%	(9.3)%	(8.5)%	(9.0)%	(8.7)%	(12.1)%	(20.0)%	(11.0)%	NM	200bps	(9.0)%	(13.0)%	NM

Note: The above data includes the financial results of AHL and its subsidiaries as a standalone entity for the periods prior to the completion of the merger transaction, and AHL and its subsidiaries as a subsidiary of AGM for periods from and after the merger effective date of January 1, 2022. The financial results reflect the impacts of pushdown accounting in which we used AGM’s basis of accounting, which reflects the fair market value of our assets and liabilities at the time of the merger. 1 Funding agreements are comprised of funding agreements issued under our funding agreement backed notes (FABN) and funding agreement backed repurchase agreements (FABR) programs, funding agreements issued to the Federal Home Loan Bank (FHLB) and long-term repurchase agreements. 2 Gross inorganic inflows include acquisitions and block reinsurance transactions. 3 Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, funding agreement repurchases and maturities and ceded reinsurance. 4 ADIP refers to Apollo/Athene Dedicated Investment Program and represents the noncontrolling interest in business ceded to ACRA. 5 The format and methodology of this table was updated to provide additional information. 6 Represents outflows from funding agreements, pension group annuities and multi-year guarantee fixed annuities (MYGA), all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7 Represents outflows from fixed index annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8 Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9 Represents outflows from policies that no longer have an active surrender charge in force. 10 Represents outflows from policies with an active surrender charge in force. 11 The outflow rate is calculated as outflows divided by average net invested assets for the respective period, on an annualized basis.

Condensed Consolidated Balance Sheets Unaudited (in millions, except percentages)

	December 31, 2022	March 31, 2023	Δ
ASSETS
Investments
Available-for-sale securities, at fair value	$102,404	$106,713	4%
Trading securities, at fair value	1,595	1,652	4%
Equity securities	1,487	1,368	(8)%
Mortgage loans, at fair value	27,454	29,949	9%
Investment funds	79	77	(3)%
Policy loans	347	339	(2)%
Funds withheld at interest	32,880	31,084	(5)%
Derivative assets	3,309	3,956	20%
Short-term investments	2,160	627	(71)%
Other investments	773	701	(9)%
Total investments	172,488	176,466	2%
Cash and cash equivalents	7,779	13,844	78%
Restricted cash	628	1,148	83%
Investments in related parties
Available-for-sale securities, at fair value	9,821	11,866	21%
Trading securities, at fair value	878	885	1%
Equity securities, at fair value	279	251	(10)%
Mortgage loans, at fair value	1,302	1,324	2%
Investment funds	1,569	1,595	2%
Funds withheld at interest	9,808	9,462	(4)%
Short-term investments	—	1,043	NM
Other investments, at fair value	303	338	12%
Accrued investment income	1,328	1,458	10%
Reinsurance recoverable	4,358	4,229	(3)%
Deferred acquisition costs, deferred sales inducements and value of business acquired	4,466	4,836	8%
Goodwill	4,058	4,061	—%
Other assets	8,693	7,916	(9)%
Assets of consolidated variable interest entities
Investments
Trading securities, at fair value	1,063	1,069	1%
Mortgage loans, at fair value	2,055	2,119	3%
Investment funds, at fair value	12,480	12,880	3%
Other investments, at fair value	101	99	(2)%
Cash and cash equivalents	362	654	81%
Other assets	112	111	(1)%
Total assets	$243,931	$257,654	6%

Condensed Consolidated Balance Sheets, continued Unaudited (in millions, except percentages)

	December 31, 2022	March 31, 2023	Δ
LIABILITIES
Interest sensitive contract liabilities	$173,616	$181,100	4%
Future policy benefits	42,110	42,490	1%
Market risk benefits	2,970	3,203	8%
Debt	3,658	3,650	—%
Derivative liabilities	1,646	1,518	(8)%
Payables for collateral on derivatives and securities to repurchase	6,707	10,196	52%
Other liabilities	1,860	1,600	(14)%
Liabilities of consolidated variable interest entities	815	847	4%
Total liabilities	233,382	244,604	5%

EQUITY
Preferred stock	—	—	NM
Common stock	—	—	NM
Additional paid-in capital	18,119	18,139	—%
Retained deficit	(3,640)	(3,293)	10%
Accumulated other comprehensive loss	(7,321)	(6,148)	16%
Total Athene Holding Ltd. shareholders' equity	7,158	8,698	22%
Noncontrolling interests	3,391	4,352	28%
Total equity	10,549	13,050	24%
Total liabilities and equity	$243,931	$257,654	6%

Net Invested Assets (Management view) & Agency Ratings Unaudited (in millions, except percentages)

	December 31, 2022		March 31, 2023
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET INVESTED ASSETS
Corporate	$80,800	41.1%	$80,701	39.0%
CLO	19,881	10.1%	20,563	9.9%
Credit	100,681	51.2%	101,264	48.9%
CML	23,750	12.1%	24,306	11.8%
RML	11,147	5.7%	12,306	6.0%
RMBS	7,363	3.7%	7,550	3.7%
CMBS	4,495	2.3%	4,463	2.2%
Real estate	46,755	23.8%	48,625	23.7%
ABS	20,680	10.5%	21,566	10.4%
Alternative investments	12,079	6.1%	12,103	5.9%
State, municipal, political subdivisions and foreign government	2,715	1.4%	2,703	1.3%
Equity securities	1,737	0.9%	1,708	0.8%
Short-term investments	1,930	1.0%	1,608	0.8%
U.S. government and agencies	2,691	1.4%	2,685	1.3%
Other investments	41,832	21.3%	42,373	20.5%
Cash and equivalents	5,481	2.8%	12,672	6.1%
Policy loans and other	1,702	0.9%	1,815	0.8%
Net invested assets	$196,451	100.0%	$206,749	100.0%

	A.M. Best	Standard & Poor’s	Fitch	Moody’s
FINANCIAL STRENGTH RATINGS
Athene Annuity & Life Assurance Company	A	A+	A+	A1
Athene Annuity and Life Company	A	A+	A+	A1
Athene Annuity & Life Assurance Company of New York	A	A+	A+	A1
Athene Life Insurance Company of New York	A	NR	NR	NR
Athene Annuity Re Ltd.	A	A+	A+	A1
Athene Life Re Ltd.	A	A+	A+	A1
Athene Life Re International Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate 1A Ltd. and Athene Co-Invest Reinsurance Affiliate 1B Ltd.	A	A+	A+	A1
Athene Co-Invest Reinsurance Affiliate International Ltd.	A	A+	A+	A1

CREDIT RATINGS
Athene Holding Ltd.	bbb+	A-	A-	NR
Senior notes	bbb+	A-	BBB+	Baa1

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliation of investments, including related parties, to net invested assets. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest.

Net Alternative Investments (Management view) Unaudited (in millions, except percentages)

	December 31, 2022		March 31, 2023
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
NET ALTERNATIVE INVESTMENTS
Strategic origination platforms
Wheels Donlen	$662	5.5%	$647	5.3%
Redding Ridge	624	5.2%	610	5.0%
NNN Lease	579	4.8%	552	4.6%
MidCap Financial	604	5.0%	612	5.1%
Foundation Home Loans	302	2.5%	288	2.4%
PK AirFinance	251	2.1%	247	2.0%
Aqua Finance	267	2.2%	269	2.2%
Other	308	2.5%	249	2.1%
Total strategic origination platforms	3,597	29.8%	3,474	28.7%
Strategic retirement services platforms
Athora	1,012	8.4%	1,076	8.9%
Catalina	417	3.4%	407	3.4%
FWD	400	3.3%	400	3.3%
Challenger	294	2.4%	260	2.2%
Venerable	241	2.0%	235	1.9%
Other	20	0.2%	—	—%
Total strategic retirement services platforms	2,384	19.7%	2,378	19.7%
Apollo and other fund investments
Equity
Real estate	1,212	10.0%	1,154	9.5%
Traditional private equity	947	7.8%	1,054	8.7%
Other	189	1.6%	165	1.4%
Total equity	2,348	19.4%	2,373	19.6%
Hybrid
Real estate	1,289	10.7%	1,216	10.0%
Other	1,315	10.9%	1,315	10.9%
Total hybrid	2,604	21.6%	2,531	20.9%
Yield	885	7.3%	883	7.3%
Total Apollo and other fund investments	5,837	48.3%	5,787	47.8%
Other	261	2.2%	464	3.8%
Net alternative investments[2]	$12,079	100.0%	$12,103	100.0%

1 Please refer to Notes to the Financial Supplement for discussion on net invested assets including net alternative investments and Non-GAAP Measure Reconciliations for the reconciliations of investments, including related parties, to net invested assets and investment funds, including related parties and VIEs, to net alternative investments. Net invested assets includes our economic ownership of ACRA investments but does not include the investments associated with the noncontrolling interest. 2 Net alternative investments does not correspond to total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Net alternative investments adjusts the GAAP presentation to include CLO and ABS equity tranche securities that are included in trading securities in the GAAP view, a nonredeemable preferred stock viewed as an alternative investment for management view but included in equity securities for GAAP view, investment funds included in our funds withheld at interest and modco reinsurance portfolios, royalties and other investments.

Credit Quality of Securities Unaudited (in millions, except percentages)

	December 31, 2022		March 31, 2023
CREDIT QUALITY OF AFS SECURITIES (GAAP VIEW)	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1 A-G	$58,470	52.1%	$62,241	52.5%
2 A-C	49,067	43.7%	51,589	43.5%
Total investment grade	107,537	95.8%	113,830	96.0%
3 A-C	3,302	3.0%	3,292	2.8%
4 A-C	925	0.8%	913	0.7%
5 A-C	190	0.2%	203	0.2%
6	271	0.2%	341	0.3%
Total below investment grade	4,688	4.2%	4,749	4.0%
Total AFS securities including related parties	$112,225	100.0%	$118,579	100.0%

NRSRO designation
AAA/AA/A	$51,926	46.3%	$54,853	46.3%
BBB	44,783	39.9%	47,215	39.8%
Non-rated[1]	8,985	8.0%	9,675	8.1%
Total investment grade[2]	105,694	94.2%	111,743	94.2%
BB	3,176	2.8%	3,271	2.8%
B	749	0.7%	814	0.7%
CCC	1,055	0.9%	1,068	0.9%
CC and lower	584	0.5%	774	0.6%
Non-rated[1]	967	0.9%	909	0.8%
Total below investment grade	6,531	5.8%	6,836	5.8%
Total AFS securities including related parties	$112,225	100.0%	$118,579	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 2 We view the NAIC designation methodology as the most appropriate way to view our AFS portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. With respect to loan-backed and structured securities, the NAIC designation methodology differs in significant respects from the NRSRO rating methodology. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment at amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of the recovery of all contractual payments.

Credit Quality of Net Invested Assets (Management view) Unaudited (In millions, except percentages)

	December 31, 2022		March 31, 2023			December 31, 2022		March 31, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF NET INVESTED ASSETS					CREDIT QUALITY OF NET INVESTED ASSETS
NAIC designation					NRSRO designation
1 A-G	$71,471	50.8%	$72,532	51.1%	AAA/AA/A	$60,869	43.3%	$61,969	43.7%
2 A-C	62,115	44.2%	62,671	44.2%	BBB	56,029	39.9%	56,439	39.8%
Non-rated	506	0.4%	330	0.2%	Non-rated[2]	14,686	10.5%	14,519	10.2%
Total investment grade	134,092	95.4%	135,533	95.5%	Total investment grade	131,584	93.7%	132,927	93.7%
3 A-C	4,471	3.2%	4,267	3.0%	BB	4,217	3.0%	4,039	2.9%
4 A-C	1,259	0.9%	1,201	0.9%	B	990	0.7%	1,023	0.7%
5 A-C	407	0.3%	434	0.3%	CCC	1,431	1.0%	1,418	1.0%
6	326	0.2%	404	0.3%	CC and lower	906	0.6%	1,032	0.7%
Non-rated	—	—%	—	—%	Non-rated[2]	1,427	1.0%	1,400	1.0%
Total below investment grade	6,463	4.6%	6,306	4.5%	Total below investment grade	8,971	6.3%	8,912	6.3%
Total NAIC designated assets[3]	140,555	100.0%	141,839	100.0%	Total NRSRO designated assets[3]	140,555	100.0%	141,839	100.0%

Assets without NAIC designation					Assets without NRSRO designation
Commercial mortgage loans					Commercial mortgage loans
CM1	3,998	16.8%	3,693	15.2%	CM1	3,998	16.8%	3,693	15.2%
CM2	14,008	59.0%	14,826	61.0%	CM2	14,008	59.0%	14,826	61.0%
CM3	5,216	22.0%	5,258	21.6%	CM3	5,216	22.0%	5,258	21.6%
CM4	447	1.9%	447	1.8%	CM4	447	1.9%	447	1.8%
CM5	81	0.3%	82	0.4%	CM5	81	0.3%	82	0.4%
CM6	—	—%	—	—%	CM6	—	—%	—	—%
CM7	—	—%	—	—%	CM7	—	—%	—	—%
Total CMLs	23,750	100.0%	24,306	100.0%	Total CMLs	23,750	100.0%	24,306	100.0%
Residential mortgage loans					Residential mortgage loans
In good standing	10,636	95.4%	11,753	95.5%	In good standing	10,636	95.4%	11,753	95.5%
90 days late	422	3.8%	467	3.8%	90 days late	422	3.8%	467	3.8%
In foreclosure	89	0.8%	86	0.7%	In foreclosure	89	0.8%	86	0.7%
Total RMLs	11,147	100.0%	12,306	100.0%	Total RMLs	11,147	100.0%	12,306	100.0%
Alternative investments	12,079		12,103		Alternative investments	12,079		12,103
Cash and equivalents	5,481		12,672		Cash and equivalents	5,481		12,672
Equity securities	1,737		1,708		Equity securities	1,737		1,708
Other[4]	1,702		1,815		Other[4]	1,702		1,815
Net invested assets	$196,451		$206,749		Net invested assets	$196,451		$206,749

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology. 3 NAIC and NRSRO designations include corporates, CLO, RMBS, CMBS, ABS, state, municipal, political subdivisions and foreign government securities, short-term investments and U.S. government and agencies securities. 4 Other includes policy loans, accrued interest, and other net invested assets.

Credit Quality of Net Invested Assets - ABS and CLOs (Management view) Unaudited (In millions, except percentages)
	December 31, 2022		March 31, 2023			December 31, 2022		March 31, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF ABS – NAIC DESIGNATION					CREDIT QUALITY OF ABS – NRSRO DESIGNATION
1 A-G	$12,261	59.3%	$12,599	58.4%	AAA/AA/A	$11,780	57.0%	$11,946	55.4%
2 A-C	7,301	35.3%	7,859	36.5%	BBB	7,248	35.0%	7,973	37.0%
Non-rated	—	—%	—	—%	Non-rated[2]	535	2.6%	538	2.5%
Total investment grade	19,562	94.6%	20,458	94.9%	Total investment grade	19,563	94.6%	20,457	94.9%
3 A-C	710	3.4%	698	3.2%	BB	709	3.4%	698	3.2%
4 A-C	229	1.1%	228	1.1%	B	229	1.1%	228	1.0%
5 A-C	157	0.8%	159	0.7%	CCC	33	0.2%	34	0.2%
6	22	0.1%	23	0.1%	CC and lower	22	0.1%	23	0.1%
Non-rated	—	—%	—	—%	Non-rated[2]	124	0.6%	126	0.6%
Total below investment grade	1,118	5.4%	1,108	5.1%	Total below investment grade	1,117	5.4%	1,109	5.1%
ABS net invested assets	$20,680	100.0%	$21,566	100.0%	ABS net invested assets	$20,680	100.0%	$21,566	100.0%

CREDIT QUALITY OF CLOs – NAIC DESIGNATION					CREDIT QUALITY OF CLOs – NRSRO DESIGNATION
1 A-G	$12,455	62.7%	$12,964	63.1%	AAA/AA/A	$12,455	62.7%	$12,964	63.1%
2 A-C	7,278	36.6%	7,452	36.2%	BBB	7,278	36.6%	7,452	36.2%
Non-rated	—	—%	—	—%	Non-rated2	—	—%	—	—%
Total investment grade	19,733	99.3%	20,416	99.3%	Total investment grade	19,733	99.3%	20,416	99.3%
3 A-C	128	0.6%	128	0.6%	BB	128	0.6%	128	0.6%
4 A-C	20	0.1%	19	0.1%	B	20	0.1%	19	0.1%
5 A-C	—	—%	—	—%	CCC	—	—%	—	—%
6	—	—%	—	—%	CC and lower	—	—%	—	—%
Non-rated	—	—%	—	—%	Non-rated2	—	—%	—	—%
Total below investment grade	148	0.7%	147	0.7%	Total below investment grade	148	0.7%	147	0.7%
CLO net invested assets	$19,881	100.0%	$20,563	100.0%	CLO net invested assets	$19,881	100.0%	$20,563	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Credit Quality of Net Invested Assets - RMBS and CMBS (Management view) Unaudited (In millions, except percentages)
	December 31, 2022		March 31, 2023			December 31, 2022		March 31, 2023
	Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total		Invested Asset Value[1]	% of Total	Invested Asset Value[1]	% of Total
CREDIT QUALITY OF RMBS – NAIC DESIGNATION					CREDIT QUALITY OF RMBS – NRSRO DESIGNATION
1 A-G	$6,125	83.2%	$6,344	84.0%	AAA/AA/A	$2,026	27.5%	$2,235	29.6%
2 A-C	347	4.7%	296	3.9%	BBB	735	10.0%	496	6.6%
Non-rated	—	—%	—	—%	Non-rated[2]	1,647	22.4%	1,752	23.2%
Total investment grade	6,472	87.9%	6,640	87.9%	Total investment grade	4,408	59.9%	4,483	59.4%
3 A-C	455	6.2%	428	5.7%	BB	140	1.9%	139	1.8%
4 A-C	309	4.2%	318	4.2%	B	141	1.9%	137	1.8%
5 A-C	102	1.4%	113	1.5%	CCC	1,333	18.1%	1,317	17.4%
6	25	0.3%	51	0.7%	CC and lower	834	11.3%	964	12.8%
Non-rated	—	—%	—	—%	Non-rated[2]	507	6.9%	510	6.8%
Total below investment grade	891	12.1%	910	12.1%	Total below investment grade	2,955	40.1%	3,067	40.6%
RMBS net invested assets	$7,363	100.0%	$7,550	100.0%	RMBS net invested assets	$7,363	100.0%	$7,550	100.0%

CREDIT QUALITY OF CMBS – NAIC DESIGNATION					CREDIT QUALITY OF CMBS – NRSRO DESIGNATION
1 A-G	$3,191	71.0%	$3,143	70.4%	AAA/AA/A	$2,262	50.3%	$2,218	49.7%
2 A-C	811	18.0%	822	18.4%	BBB	675	15.0%	682	15.3%
Non-rated	—	—%	—	—%	Non-rated[2]	610	13.6%	610	13.7%
Total investment grade	4,002	89.0%	3,965	88.8%	Total investment grade	3,547	78.9%	3,510	78.7%
3 A-C	295	6.6%	294	6.6%	BB	700	15.6%	684	15.3%
4 A-C	80	1.8%	81	1.8%	B	167	3.7%	183	4.1%
5 A-C	78	1.7%	79	1.8%	CCC	64	1.4%	67	1.5%
6	40	0.9%	44	1.0%	CC and lower	17	0.4%	19	0.4%
Non-rated	—	—%	—	—%	Non-rated[2]	—	—%	—	—%
Total below investment grade	493	11.0%	498	11.2%	Total below investment grade	948	21.1%	953	21.3%
CMBS net invested assets	$4,495	100.0%	$4,463	100.0%	CMBS net invested assets	$4,495	100.0%	$4,463	100.0%

1 Please refer to Notes to the Financial Supplement section for discussion on net invested assets and Non-GAAP Measure Reconciliations section for the reconciliation of total investments, including related parties, to net invested assets. 2 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation. With respect to modeled LBaSS, the NAIC designation methodology differs in significant respects from the NRSRO ratings methodology.

Net Reserve Liabilities & Rollforwards Unaudited (in millions, except percentages)

	December 31, 2022		March 31, 2023
	Dollars	Percent of Total	Dollars	Percent of Total
NET RESERVE LIABILITIES
Indexed annuities	$85,163	48.4%	$86,238	46.6%
Fixed rate annuities	39,553	22.5%	45,990	24.9%
Total deferred annuities	124,716	70.9%	132,228	71.5%
Pension group annuities	20,614	11.7%	20,735	11.2%
Payout annuities	7,589	4.3%	7,637	4.2%
Funding agreements[1]	21,538	12.2%	22,759	12.3%
Life and other	1,513	0.9%	1,532	0.8%
Total net reserve liabilities	$175,970	100.0%	$184,891	100.0%

	Quarterly Trends					Δ		Year-to-Date		Δ
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	Q/Q	Y/Y	2022	2023	Y/Y
NET RESERVE LIABILITY ROLLFORWARD
Net reserve liabilities – beginning	$168,323	$169,750	$170,703	$173,539	$175,970	1%	5%	$168,323	$175,970	5%
Gross inflows[2]	11,817	12,214	13,161	11,511	12,111	5%	2%	11,817	12,111	2%
Inflows attributable to ACRA noncontrolling interest	(2,271)	(3,184)	(1,993)	(1,305)	(60)	(95)%	(97)%	(2,271)	(60)	(97)%
Net inflows	9,546	9,030	11,168	10,206	12,051	18%	26%	9,546	12,051	26%
Net withdrawals	(4,072)	(4,062)	(5,803)	(4,925)	(5,531)	12%	36%	(4,072)	(5,531)	36%
Strategic reinsurance outflows	—	—	—	(4,862)	—	NM	NM	—	—	NM
Other reserve changes	(4,047)	(4,015)	(2,529)	2,012	2,401	19%	NM	(4,047)	2,401	NM
Net reserve liabilities – ending	$169,750	$170,703	$173,539	$175,970	$184,891	5%	9%	$169,750	$184,891	9%

ACRA NONCONTROLLING INTEREST RESERVE LIABILITY ROLLFORWARD
Reserve liabilities – beginning	$33,537	$34,036	$35,522	$35,463	$35,981	1%	7%	$33,537	$35,981	7%
Inflows	2,271	3,184	1,993	1,305	60	(95)%	(97)%	2,271	60	(97)%
Withdrawals	(811)	(863)	(1,197)	(1,277)	(1,348)	6%	66%	(811)	(1,348)	66%
Other reserve changes	(961)	(835)	(855)	490	588	20%	NM	(961)	588	NM
Reserve liabilities – ending	$34,036	$35,522	$35,463	$35,981	$35,281	(2)%	4%	$34,036	$35,281	4%

Note: Please refer to Notes to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net reserve liabilities. Net reserve liabilities include our economic ownership of ACRA reserve liabilities but do not include the reserve liabilities associated with the noncontrolling interest. 1 Funding agreements are comprised of funding agreements issued under our FABN and FABR programs, funding agreements issued to the FHLB and long-term repurchase agreements. 2 Gross inflows equal inflows from our retail, flow reinsurance and institutional channels as well as inflows for life and products other than deferred annuities or our institutional products, renewal inflows on older blocks of business, annuitizations and foreign currency translation adjustments on large transactions between the transaction date and the translation period. Gross inflows include all inflows sourced by Athene, including all of the inflows reinsured to ACRA.

Deferred Annuity Liability Characteristics Unaudited (in millions, except percentages)

	Surrender charge (gross)	Percent of total	Surrender charge (net of MVA)	Percent of total
SURRENDER CHARGE PERCENTAGES ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,278	22.3%	$28,278	22.3%
0.0% < 2.0%	1,796	1.4%	1,218	1.0%
2.0% < 4.0%	6,420	5.0%	4,609	3.6%
4.0% < 6.0%	11,645	9.2%	10,019	7.9%
6.0% or greater	78,919	62.1%	82,934	65.2%
	$127,058	100.0%	$127,058	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		6.0%	1.6%	7.6%

	Deferred annuities	Percent of total	Average surrender charge (gross)
YEARS OF SURRENDER CHARGE REMAINING ON DEFERRED ANNUITIES NET ACCOUNT VALUE
No Surrender Charge	$28,278	22.3%	—%
Less than 2	20,250	15.9%	5.7%
2 to less than 4	22,014	17.3%	6.7%
4 to less than 6	26,976	21.2%	7.6%
6 to less than 8	13,071	10.3%	8.8%
8 to less than 10	12,980	10.2%	9.4%
10 or greater	3,489	2.8%	17.8%
	$127,058	100.0%

Notes to the Financial Supplement
KEY OPERATING AND NON-GAAP MEASURES
In addition to our results presented in accordance with accounting principles generally accepted in the United States of America (US GAAP), we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures, together with the relevant US GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with US GAAP and should not be viewed as a substitute for the corresponding US GAAP measures.

SPREAD RELATED EARNINGS (SRE) AND NET SPREAD
Spread related earnings is a pre-tax non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation and other expenses. Our spread related earnings equals net income (loss) available to AHL common shareholder adjusted to eliminate the impact of the following:

•Investment Gains (Losses), Net of Offsets—Consists of the realized gains and losses on the sale of AFS securities, the change in fair value of reinsurance assets, unrealized gains and losses, changes in the credit loss allowance, and other investment gains and losses. Unrealized, allowances and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and mortgage loans, investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the change in credit loss allowances recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments. The change in fair value of our investment in Apollo was included in prior years. Investment gains and losses are net of offsets related to the market value adjustments (MVA) associated with surrenders or terminations of contracts.
•Non-operating Change in Insurance Liabilities and Related Derivatives
•Change in Fair Values of Derivatives and Embedded Derivatives – FIAs—Consists of impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuations from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment. We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). On an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the term of an embedded derivative in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.
•Non-operating Change in Funding Agreements—Consists of timing differences caused by changes to interest rates on variable funding agreements and funding agreement backed notes and the associated reserve accretion patterns of those contracts. Further included are adjustments for gains associated with our repurchases of funding agreement backed notes.
•Change in Fair Value of Market Risk Benefits—Consists primarily of volatility in capital market inputs used in the measurement at fair value of our market risk benefits, including certain impacts from changes in interest rates, equity returns and implied equity volatilities.
•Non-operating Change in Liability for Future Policy Benefits—Consists of the non-economic loss incurred at issuance for certain pension group annuities and other payout annuities with life contingencies when valuation interest rates prescribed by US GAAP are lower than the net investment earned rates, adjusted for profit, assumed in pricing. For such contracts with non-economic US GAAP losses, the SRE reserve accretes interest using an imputed discount rate that produces zero gain or loss at issuance.
•Integration, Restructuring, and Other Non-operating Expenses—Consists of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses, which are not predictable or related to our underlying profitability drivers.
•Stock Compensation Expense—Consists of stock compensation expenses associated with our share incentive plans, including long-term incentive expenses, which are not related to our underlying profitability drivers and fluctuate from time to time due to the structure of our plans.
•Income Tax (Expense) Benefit—Consists of the income tax effect of all income statement adjustments, including our Apollo investment in prior years, and is computed by applying the appropriate jurisdiction’s tax rate to all adjustments subject to income tax.
We consider these adjustments to be meaningful adjustments to net income (loss) available to AHL common shareholder for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is useful in analyzing our business performance and the trends in our results of operations. Together with net income (loss) available to AHL common shareholder, we believe spread related earnings provides a meaningful financial metric that helps investors understand our underlying results and profitability. Spread related earnings should not be used as a substitute for net income (loss) available to AHL common shareholder.

Net spread is a non-GAAP measure used to evaluate our financial performance and profitability. Net spread is computed using our spread related earnings divided by average net invested assets for the relevant period. To enhance the ability to analyze this measure across periods, interim periods are annualized. While we believe this metric is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for ROA presented under GAAP.
ADJUSTED DEBT TO CAPITAL RATIO
Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our capital structure excluding the impacts of AOCI and the cumulative changes in fair value of funds withheld and modco reinsurance assets as well as mortgage loan assets, net of tax. Adjusted debt to capital ratio is calculated as total debt at notional value divided by adjusted capitalization. Adjusted capitalization includes our adjusted AHL common shareholder’s equity, preferred stock and the notional value of our debt. Adjusted AHL common shareholder’s equity is calculated as the ending AHL shareholders’ equity excluding AOCI, the cumulative changes in fair value of funds withheld and modco reinsurance assets and mortgage loan assets as well as preferred stock. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Except with respect to reinvestment activity relating to acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our capitalization, debt utilization and debt capacity.

Notes to the Financial Supplement, continued
NET INVESTMENT SPREAD AND OTHER OPERATING EXPENSES
Net investment spread is a key measure of profitability. Net investment spread measures our investment performance plus our strategic capital management fees, less our total cost of funds. Net investment earned rate is a key measure of our investment performance while cost of funds is a key measure of the cost of our policyholder benefits and liabilities. Strategic capital management fees consist of management fees received by us for business managed for others, primarily the non-controlling interest portion of Athene’s business ceded to ACRA.
•Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our net invested assets that does not correspond to US GAAP net investment income. Net investment earned rate is computed as the income from our net invested assets divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to net investment income to arrive at our net investment earned rate add (a) alternative investment gains and losses, (b) gains and losses related to trading securities for CLOs, (c) net VIE impacts (revenues, expenses and noncontrolling interest), (d) forward points gains and losses on foreign exchange derivative hedges and (e) the change in fair value of reinsurance assets, and removes the proportionate share of the ACRA net investment income associated with the ACRA noncontrolling interest. The gain or loss on our investment in Apollo was removed in prior years. We include the income and assets supporting our change in fair value of reinsurance assets by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the US GAAP presentation of change in fair value of reinsurance assets. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.
•Cost of funds includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the noncontrolling interest. Cost of crediting on deferred annuities is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. Cost of crediting on institutional products is comprised of (1) pension group annuity costs, including interest credited, benefit payments and other reserve changes, net of premiums received when issued, and (2) funding agreement costs, including the interest payments and other reserve changes. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit costs, the cost of liabilities on products other than deferred annuities and institutional products, premiums and certain product charges and other revenues. We exclude the costs related to business that we have exited through ceded reinsurance transactions. Cost of funds is computed as the total liability costs divided by the average net invested assets, for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. We believe a measure like cost of funds is useful in analyzing the trends of our core business operations and profitability. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.
•Net investment earned rate, cost of funds, and net investment spread are non-GAAP measures we use to evaluate the profitability of our business. We believe these metrics are useful in analyzing the trends of our business operations, profitability and pricing discipline. While we believe each of these metrics are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income or total benefits and expenses presented under US GAAP.
•Other operating expenses excludes integration, restructuring and other non-operating expenses, stock compensation and long-term incentive plan expenses, interest expense and policy acquisition expenses. We believe a measure like other operating expenses is useful in analyzing the trends of our core business operations and profitability. While we believe other operating expenses is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for policy and other operating expenses presented under US GAAP.

NET INVESTED ASSETS
In managing our business, we analyze net invested assets, which does not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Net invested assets represent the investments that directly back our net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Net invested assets includes (a) total investments on the consolidated balance sheet, with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and noncontrolling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our net invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Net invested assets includes our proportionate share of ACRA investments, based on our economic ownership, but does not include the proportionate share of investments associated with the noncontrolling interest. Our net invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period. While we believe net invested assets is a meaningful financial metric and enhances our understanding of the underlying drivers of our investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under US GAAP.

NET RESERVE LIABILITIES
In managing our business, we also analyze net reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Net reserve liabilities represent our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Net reserve liabilities include (a) interest sensitive contract liabilities, (b) future policy benefits, (c) net market risk benefits, (d) long-term repurchase obligations, (e) dividends payable to policyholders and (f) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Net reserve liabilities include our proportionate share of ACRA reserve liabilities, based on our economic ownership, but do not include the proportionate share of reserve liabilities associated with the noncontrolling interest. Net reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and, therefore, we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, US GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction. While we believe net reserve liabilities is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total liabilities presented under US GAAP.

SALES
Sales statistics do not correspond to revenues under US GAAP but are used as relevant measures to understand our business performance as it relates to inflows generated during a specific period of time. Our sales statistics include inflows for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers). We believe sales is a meaningful metric that enhances our understanding of our business performance and is not the same as premiums presented in our condensed consolidated statements of income (loss).

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23
RECONCILIATION OF TOTAL AHL SHAREHOLDERS’ EQUITY TO TOTAL ADJUSTED AHL COMMON SHAREHOLDER’S EQUITY
Total AHL shareholders' equity	$13,973	$8,697	$5,133	$7,158	$8,698
Less: Preferred stock	2,667	2,667	2,667	3,154	3,154
Total AHL common shareholder's equity	11,306	6,030	2,466	4,004	5,544
Less: Accumulated other comprehensive loss	(2,318)	(5,698)	(8,473)	(7,321)	(6,148)
Less: Accumulated change in fair value of reinsurance assets	(1,271)	(2,521)	(3,394)	(3,127)	(2,791)
Less: Accumulated change in fair value of mortgage loan assets	(629)	(1,340)	(2,095)	(2,201)	(2,022)
Total adjusted AHL common shareholder's equity	$15,524	$15,589	$16,428	$16,653	$16,505

RECONCILIATION OF DEBT TO CAPITAL RATIO TO ADJUSTED DEBT TO CAPITAL RATIO
Total debt	$3,287	$3,279	$3,271	$3,658	$3,650
Less: Adjustment to arrive at notional debt	287	279	271	258	250
Notional debt	$3,000	$3,000	$3,000	$3,400	$3,400

Total debt	$3,287	$3,279	$3,271	$3,658	$3,650
Total AHL shareholders' equity	13,973	8,697	5,133	7,158	8,698
Total capitalization	17,260	11,976	8,404	10,816	12,348
Less: Accumulated other comprehensive loss	(2,318)	(5,698)	(8,473)	(7,321)	(6,148)
Less: Accumulated change in fair value of reinsurance assets	(1,271)	(2,521)	(3,394)	(3,127)	(2,791)
Less: Accumulated change in fair value of mortgage loan assets	(629)	(1,340)	(2,095)	(2,201)	(2,022)
Less: Adjustment to arrive at notional debt	287	279	271	258	250
Total adjusted capitalization	$21,191	$21,256	$22,095	$23,207	$23,059

Debt to capital ratio	19.0%	27.4%	38.9%	33.8%	29.6%
Accumulated other comprehensive loss	(2.0)%	(7.3)%	(14.7)%	(10.5)%	(7.8)%
Accumulated change in fair value of reinsurance assets	(1.1)%	(3.2)%	(5.9)%	(4.5)%	(3.5)%
Accumulated change in fair value of mortgage loan assets	(0.6)%	(1.7)%	(3.7)%	(3.2)%	(2.6)%
Adjustment to arrive at notional debt	(1.1)%	(1.1)%	(1.0)%	(0.9)%	(1.0)%
Adjusted debt to capital ratio	14.2%	14.1%	13.6%	14.7%	14.7%

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	2022	2023
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO AHL COMMON SHAREHOLDER TO NORMALIZED SPREAD RELATED EARNINGS
Net income (loss) available to Athene Holding Ltd. common shareholder	$(1,050)	$(1,740)	$(622)	$361	$721	$(1,050)	$721
Preferred stock dividends	35	35	35	36	47	35	47
Net income (loss) attributable to noncontrolling interests	(881)	(1,089)	(465)	329	455	(881)	455
Net income (loss)	(1,896)	(2,794)	(1,052)	726	1,223	(1,896)	1,223
Income tax expense (benefit)	(284)	(378)	(121)	137	163	(284)	163
Income (loss) before income taxes	(2,180)	(3,172)	(1,173)	863	1,386	(2,180)	1,386
Less: Total adjustments to income (loss) before income taxes	(2,854)	(3,627)	(1,813)	166	699	(2,854)	699
Spread related earnings	674	455	640	697	687	674	687
Normalization of alternative investment income to 11%	(151)	135	82	14	148	(151)	148
Other notable items	—	(16)	(42)	35	(25)	—	(25)
Normalized spread related earnings	$523	$574	$680	$746	$810	$523	$810

RECONCILIATION OF NET INVESTMENT INCOME TO NET INVESTMENT EARNINGS
US GAAP net investment income	$1,683	$1,726	$1,843	$2,319	$2,407	$1,683	$2,407
Change in fair value of reinsurance assets	220	50	11	52	70	220	70
VIE earnings and noncontrolling interest	79	91	219	197	200	79	200
Alternative gains (losses)	18	(28)	10	41	(9)	18	(9)
ACRA noncontrolling interest	(305)	(347)	(407)	(446)	(448)	(305)	(448)
Reinsurance impacts	—	—	—	(41)	(64)	—	(64)
Apollo investment gain	(33)	—	—	—	—	(33)	—
Held for trading amortization and other	(7)	(4)	45	(73)	(13)	(7)	(13)
Total adjustments to arrive at net investment earnings	(28)	(238)	(122)	(270)	(264)	(28)	(264)
Total net investment earnings	$1,655	$1,488	$1,721	$2,049	$2,143	$1,655	$2,143

RECONCILIATION OF NET INVESTMENT INCOME RATE TO NET INVESTMENT EARNED RATE
US GAAP net investment income	3.71%	3.70%	3.83%	4.74%	4.78%	3.71%	4.78%
Change in fair value of reinsurance assets	0.49%	0.11%	0.02%	0.11%	0.14%	0.49%	0.14%
VIE earnings and noncontrolling interest	0.17%	0.19%	0.46%	0.40%	0.40%	0.17%	0.40%
Alternative gains (losses)	0.04%	(0.06)%	0.02%	0.08%	(0.02)%	0.04%	(0.02)%
ACRA noncontrolling interest	(0.67)%	(0.74)%	(0.85)%	(0.91)%	(0.89)%	(0.67)%	(0.89)%
Reinsurance impacts	—%	—%	—%	(0.08)%	(0.13)%	—%	(0.13)%
Apollo investment gain	(0.07)%	—%	—%	—%	—%	(0.07)%	—%
Held for trading amortization and other	(0.02)%	(0.01)%	0.10%	(0.15)%	(0.03)%	(0.02)%	(0.03)%
Total adjustments to arrive at net investment earned rate	(0.06)%	(0.51)%	(0.25)%	(0.55)%	(0.53)%	(0.06)%	(0.53)%
Net investment earned rate	3.65%	3.19%	3.58%	4.19%	4.25%	3.65%	4.25%

Average net invested assets	$181,398	$186,788	$192,231	$195,804	$201,600	$181,398	$201,600

Non-GAAP Reconciliations Unaudited (in millions, except percentages)

	Quarterly Trends					Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	2022	2023
RECONCILIATION OF BENEFITS AND EXPENSES TO COST OF FUNDS
US GAAP benefits and expenses	$1,899	$4,979	$3,483	$2,924	$2,674	$1,899	$2,674
Premiums	(2,110)	(5,614)	(3,045)	(869)	(96)	(2,110)	(96)
Product charges	(166)	(175)	(184)	(193)	(198)	(166)	(198)
Other revenues	3	9	26	(10)	(13)	3	(13)
FIA option costs	294	306	322	342	365	294	365
Reinsurance impacts	12	12	12	(19)	(37)	12	(37)
Non-operating change in insurance liabilities and embedded derivatives	1,080	1,574	652	(481)	(873)	1,080	(873)
Policy and other operating expenses, excluding policy acquisition expenses	(247)	(260)	(294)	(309)	(310)	(247)	(310)
AmerUs Closed Block fair value liability	127	114	77	(27)	(42)	127	(42)
ACRA noncontrolling interest	(81)	(53)	(157)	(258)	(287)	(81)	(287)
Other	11	(19)	10	58	52	11	52
Total adjustments to arrive at cost of funds	(1,077)	(4,106)	(2,581)	(1,766)	(1,439)	(1,077)	(1,439)
Total cost of funds	$822	$873	$902	$1,158	$1,235	$822	$1,235

RECONCILIATION OF TOTAL BENEFITS AND EXPENSES RATE TO COST OF FUNDS RATE
US GAAP benefits and expenses	4.19%	10.66%	7.25%	5.97%	5.31%	4.19%	5.31%
Premiums	(4.65)%	(12.02)%	(6.34)%	(1.78)%	(0.19)%	(4.65)%	(0.19)%
Product charges	(0.37)%	(0.37)%	(0.38)%	(0.39)%	(0.39)%	(0.37)%	(0.39)%
Other revenues	0.01%	0.02%	0.06%	(0.02)%	(0.03)%	0.01%	(0.03)%
FIA option costs	0.65%	0.65%	0.67%	0.70%	0.72%	0.65%	0.72%
Reinsurance impacts	0.03%	0.03%	0.02%	(0.04)%	(0.07)%	0.03%	(0.07)%
Non-operating change in insurance liabilities and embedded derivatives	2.38%	3.38%	1.36%	(0.98)%	(1.73)%	2.38%	(1.73)%
Policy and other operating expenses, excluding policy acquisition expenses	(0.55)%	(0.56)%	(0.61)%	(0.63)%	(0.62)%	(0.55)%	(0.62)%
AmerUs Closed Block fair value liability	0.28%	0.24%	0.16%	(0.05)%	(0.08)%	0.28%	(0.08)%
ACRA noncontrolling interest	(0.18)%	(0.11)%	(0.33)%	(0.53)%	(0.57)%	(0.18)%	(0.57)%
Other	0.02%	(0.04)%	0.02%	0.12%	0.10%	0.02%	0.10%
Total adjustments to arrive at cost of funds	(2.38)%	(8.78)%	(5.37)%	(3.60)%	(2.86)%	(2.38)%	(2.86)%
Total cost of funds	1.81%	1.88%	1.88%	2.37%	2.45%	1.81%	2.45%

Average net invested assets	$181,398	$186,788	$192,231	$195,804	$201,600	$181,398	$201,600

Non-GAAP Reconciliations Unaudited (in millions)

	Quarterly Trends					Year-to-Date
	1Q’22	2Q’22	3Q’22	4Q’22	1Q’23	2022	2023
RECONCILIATION OF POLICY AND OTHER OPERATING EXPENSES TO OTHER OPERATING EXPENSES
US GAAP policy and other operating expenses	$338	$357	$388	$412	$435	$338	$435
Interest expense	(33)	(41)	(68)	(85)	(115)	(33)	(115)
Policy acquisition expenses, net of deferrals	(91)	(97)	(94)	(103)	(125)	(91)	(125)
Integration, restructuring and other non-operating expenses	(34)	(33)	(37)	(29)	(29)	(34)	(29)
Stock compensation expenses	(12)	(13)	(15)	(16)	(16)	(12)	(16)
ACRA noncontrolling interest	(51)	(59)	(73)	(48)	(17)	(51)	(17)
Other changes in policy and other operating expenses	(8)	(5)	19	(3)	(7)	(8)	(7)
Total adjustments to arrive at other operating expenses	(229)	(248)	(268)	(284)	(309)	(229)	(309)
Other operating expenses	$109	$109	$120	$128	$126	$109	$126

				December 31, 2022		March 31, 2023
RECONCILIATION OF TOTAL INVESTMENTS, INCLUDING RELATED PARTIES, TO NET INVESTED ASSETS
Total investments, including related parties				$196,448		$203,230
Derivative assets				(3,309)		(3,956)
Cash and cash equivalents (including restricted cash)				8,407		14,992
Accrued investment income				1,328		1,458
Net receivable (payable) for collateral on derivatives				(1,486)		(1,909)
Reinsurance funds withheld and modified coinsurance				1,423		942
VIE and VOE assets, liabilities and noncontrolling interest				12,747		12,799
Unrealized (gains) losses				22,284		19,782
Ceded policy loans				(179)		(175)
Net investment receivables (payables)				186		39
Allowance for credit losses				471		521
Other investments				(10)		(50)
Total adjustments to arrive at gross invested assets				41,862		44,443
Gross invested assets				238,310		247,673
ACRA noncontrolling interest				(41,859)		(40,924)
Net invested assets				$196,451		$206,749

Non-GAAP Reconciliations Unaudited (in millions)

	December 31, 2022	March 31, 2023
RECONCILIATION OF INVESTMENT FUNDS, INCLUDING RELATED PARTIES AND VIES, TO NET ALTERNATIVE INVESTMENTS
Investment funds, including related parties and VIEs	$14,128	$14,552
Equity securities	509	469
CLO and ABS equities included in trading securities	225	229
Investment funds within funds withheld at interest	1,126	1,142
Royalties	15	15
Net assets of the VIE, excluding investment funds	(2,041)	(2,398)
Unrealized (gains) losses	44	43
ACRA noncontrolling interest	(1,836)	(1,860)
Other assets	(91)	(89)
Total adjustments to arrive at net alternative investments	(2,049)	(2,449)
Net alternative investments	$12,079	$12,103

RECONCILIATION OF TOTAL LIABILITIES TO NET RESERVE LIABILITIES
Total liabilities	$233,382	$244,604
Debt	(3,658)	(3,650)
Derivative liabilities	(1,646)	(1,518)
Payables for collateral on derivatives and securities to repurchase	(3,841)	(7,331)
Other liabilities	(1,635)	(1,381)
Liabilities of consolidated VIEs	(815)	(847)
Reinsurance impacts	(9,176)	(9,090)
Policy loans ceded	(179)	(175)
Market risk benefit asset	(481)	(440)
ACRA noncontrolling interest	(35,981)	(35,281)
Total adjustments to arrive at net reserve liabilities	(57,412)	(59,713)
Net reserve liabilities	$175,970	$184,891